Exhibit 10.9.2

SECOND AMENDMENT TO THE
JANUS 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

The Janus 401(k) and Employee Stock Ownership Plan, as amended and restated effective January 1, 2014 (the “Plan”), is hereby amended as follows:

1.                                     Effective as of January 1, 2015, Section 1.3 of the Plan is hereby amended in its entirety to read as follows:

1.3                              “Affiliated Employer” means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).  An entity shall be considered an Affiliated Employer only with respect to periods during which the relationship described in the preceding sentence exists.

2.                                     Effective as of January 1, 2015, Section 1.53 of the Plan is hereby amended in its entirety to read as follows:

1.53                       “Year of Service” means the computation period of twelve (12) consecutive months, herein set forth, during which an Employee has at least 1,000 Hours of Service.

For vesting purposes, the computation periods shall be the Plan Year, including periods prior to the Effective Date of the Plan.

The computation period shall be the Plan Year if not otherwise set forth herein.

Notwithstanding the foregoing, for any short Plan Year, the determination of whether an Employee has completed a Year of Service shall be made in accordance with Department of Labor regulation 2530.203-2(c). However, in determining whether an Employee has completed a Year of Service for benefit accrual purposes in the short Plan Year, the number of the Hours of Service required shall be proportionately reduced based on the number of full months in the short Plan Year.  Years of Service with any Affiliated Employer shall be recognized.  Notwithstanding the foregoing and except to the extent set forth in Appendix B, no Years of Service shall be credited for periods of service with any Affiliated Employer prior to the date as of which such entity became an Affiliated Employer.  Appendix B sets forth those instances in which Years of Service shall include an Employee’s service with (a) an entity before such entity became an Affiliated Employer or (b) an entity that has been acquired, or whose assets have been acquired, by a Participating Employer, provided such Employee was employed by the entity as of the date of acquisition and became an Employee of the Participating Employer as of such date, and such crediting of service was approved by the Employer in connection with said acquisition.

3.                                     Effective as of January 1, 2015, Appendix A of the Plan is hereby amended in its entirety to read as follows:

Appendix A

Participating Employers

Janus Capital Group Inc.

Janus Capital Management LLC

Janus Management Holdings Corporation

Janus Holdings LLC

INTECH Investment Management LLC

Perkins Investment Management LLC

Janus Capital International Limited

Janus Capital Asia Limited

Janus Capital Singapore Pte. Limited

Janus Capital (Switzerland) LLC

Janus Capital Taiwan Limited

VS Holdings, Inc. (effective January 1, 2015)

4.                                     Effective as of January 1, 2015, a new Appendix B is hereby added to the Plan to read as follows:

Appendix B

Past Service Credit

1.             For Employees of VS Holdings, Inc. who were employed with VS Holdings, Inc. on November 28, 2014 and became Participants in the Plan on January 1, 2015, Years of Service shall include all years of service with VS Holdings, Inc. for all purposes of the Plan, including the vesting schedules in effect as of January 1, 2015 under Article VI.

5.                                     Except as expressly provided herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Janus Capital Group Inc. has executed this Amendment as of this 31st day of December 2014.

Janus Capital Group Inc.

/s/ Karlene Lacy
Karlene Lacy
Senior Vice President
Taxation & Compensation Accounting

ATTEST:

/s/ Sue Armstrong
Sue Armstrong